ING MUTUAL FUNDS

ING International Growth Opportunities Fund

Supplement dated April 3, 2009 to

the Class A, Class B and Class C Prospectus, Class I, Class Q and Class W Prospectus

and Class A, Class B, Class C, Class I, Class O, Class Q

and Class W Statement of Additional Information

each dated February 27, 2009

On March 27, 2009, the Board of Trustees of ING Mutual Funds approved a proposal to reorganize ING International Growth Opportunities Fund (“Disappearing Fund”) into ING International Capital Appreciation Fund (“Surviving Fund”) (“Reorganization”).

The proposed Reorganization is subject to approval by shareholders of ING International Growth Opportunities Fund.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the third quarter 2009, it is expected that the Reorganization shall close on or about August 8, 2009, or the (“Closing Date”).  Shareholders of the Disappearing Fund will be notified if the Reorganization is not approved.

If the Reorganization is approved, any contingent deferred sales charge that would be applicable on a redemption of shares of the Disappearing Fund or on a redemption of shares of the Surviving Fund acquired as a result of the Reorganization shall be waived from May 1, 2009, the Record Date, through and until thirty (30) days following the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.